EXHIBIT
                                      10.3



                         Eat at Joe's Cherry Hill, Inc.,
                                T/a Eat at Joe's
          Cherry Hill Mail - Cherry Hill, Now Jersey - Camden County
                                 660 Square Feet
                            Cherry Hill Center, Inc.
                                 An Affiliate of
                                The Rouse Company
                                 Debra S. Ramcy
                          10275 Little Patuxent Parkway
                          Columbia, Maryland 21044-3456
                                 (410) 992-6129
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Preopening Date   Rent Commencement Date      Opening Date    Termination Date
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                 Earlier of October 1, 1997                  September 30, 2007
                 or opening to public for
                 business
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RENEWAL OPTION:
EARLY TERMINATION OPTION:
FINANCIAL INFORMATION:
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Security Deposit:              -0-
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Base Rent:
                                           Years 1-5              Years 6-10

Monthly:  $4,400.00 $4,950.00 Annual:  $52,800.00 $59,400.00 Square Foot: $80.00
$90.00
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Percentage  Rent:  Break  Point:  $528,000.00  $59,400.00  Percentage:  10%  10%
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Common Area  Maintenance:  - LL Operating x (660 --LL Leased floor area) - In LL floor am is expanded or renovated  to the extent of $20.00 sq, ft.,  Annual Base
and       Percentage        Rents:        With       increase       by       10%
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Food                             Court                              Maintenance:
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Marketing/Advertising/Promotional  Fees/Merchant's  Association:  .*  Merchant's
Association Contribution Rate: Year I - $1.00 sq. ft -;- 12 paid monthly - Years 2- 10 - Adjusted in same proportion as most recent CP1 over that of preceding year. Marketing Fund: $2.00 sq. JI. - 12 paid monthly. Adjusted in same
proportion                                as                               above
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Utility Service Charge: Water, sewer,  electric, gas phone and others charged as used.
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Construction                      Allowance/Rent                     Concession:
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Other Pass-Through Charges:-Sprinkler Contribution Rate:($.15 x 660)/12 monthly.
T's Insurance.  *Proportione Insurance: LL Insurance Cost x (660/LL Floor Area).
*  Proportionate  Taxes;  1.1,  Taxes x (660 - LL Floor Area).  *Trash  Removal.
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Department Store: Annual Basic Rental, and Breakpoint increase 10% for each
Anchor store or expansion of at least 50,000 sq.ft.   6
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RADIUS RESTRICTIONS:  No other store with same trade name within five (5) miles.
ASSIGNMENT/SUBLETTING:        Conformed

GUARANTOR:                E.A.J. Holding Corp.
                          1415 Route 70 East, Suite 412
                          Chcrry Hill, NJ 08034
GUARANTOR LIMITATIONS:    Unconditional

1 Shall occur only once during the term, and LL agrees tentant shall be obligated to pay only one of the two charges.